SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                   PROSPECTUS

                                 ---------------

                              DWS Money Market Fund

Effective August 15, 2006, in anticipation of the proposed merger of DWS Cash Investment Trust into DWS Money Market Fund, DWS Money Market Fund will be known as DWS Money Market Prime Series and its existing shares will be redesignated as a separate share class named DWS Money Market Fund.

This change does not represent a change in the current investment strategy or policies of the fund.

















               Please Retain This Supplement for Future Reference






                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group


August 11, 2006
MMF-3600